UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2013, the Board of Directors of Albemarle Corporation (the “Company”) amended Section 2 of Article II of the Company’s Amended and Restated Bylaws to decrease the size of the Board of Directors to nine directors, effective immediately. The Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2013, the Company held its Annual Meeting. During this meeting, shareholders of the Company were asked to consider and vote upon four proposals: (1) election of the nine nominees to the Board of Directors set forth in the 2013 Proxy Statement; (2) approval of the 2013 Stock Compensation and Deferral Election Plan for Non-Employee Directors of Albemarle Corporation; (3) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and (4) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, March 8, 2013, there were 88,738,963 shares of common stock outstanding and entitled to vote, of which the holders of 79,940,182 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the director nominees were elected to serve for a term which expires at the annual meeting of shareholders in 2014, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Jim W. Nokes	74,374,483	331,306
William H. Hernandez	74,329,323	376,466
Luther C. Kissam, IV	74,275,230	430,559
Joseph M. Mahady	72,762,508	1,943,281
James J. O’Brien	73,658,039	1,047,750
Barry W. Perry	72,689,271	2,016,518
John Sherman, Jr.	74,438,228	267,561
Harriett Tee Taggart	74,454,197	251,592
Anne Marie Whittemore	74,138,977	566,812

There were 5,234,393 broker non-votes received for each nominee.

2. Approval of the 2013 Stock Compensation and Deferral Election Plan for Non-Employee Directors of Albemarle Corporation. The shareholders approved the 2013 Stock Compensation and Deferral Election Plan for Non-Employee Directors of Albemarle Corporation by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
73,352,335	1,066,563	286,891	5,234,393

3. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
79,552,329	229,686	158,167

The proposal to ratify the appointment of PricewaterhouseCoopers LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

4. Advisory vote on executive compensation. The shareholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
72,339,736	1,784,734	581,319	5,234,393

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws, effective as of May 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 8, 2013	By:	/s/ Karen G. Narwold
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws, effective as of May 7, 2013